                                     OPPENHEIMER CASH RESERVES FUND
                                   Supplement dated July 1, 2002 to the
                                    Prospectus dated November 28, 2001

The Prospectus is changed as follows:

1.       The commission  payments to broker-dealers  on purchases of Class A shares subject to a contingent  deferred sales charge by  grandfathered  retirement  accounts has changed.  Therefore,  the fourth  sentence of the first paragraph under "How Can You Buy Class A Shares?  - Will You Pay a Sales Charge When You Sell Class A Shares" on
     page 15 is deleted and replaced  with the  following  sentence:  "For  grandfathered  retirement  accounts,  the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million."

2.       The section captioned  "Distribution and Service (12b-1) Plans - Service Plan for Class A Shares" is revised by adding the following after the third sentence in that  paragraph:  "With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered  retirement accounts, the Distributor pays the 0.25%  service fee to dealers in advance  for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis."

July 1, 2002                                                                            PS0760.017